Exhibit 10.9

FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into on May 12, 2025, and effective as of March 31, 2025 (the “Effective Date”), by and among First Merchants Bank, an Indiana bank, with address of 8711 River Crossing Blvd., Indianapolis, Indiana 46240 (the “Bank”); and Allure Global Solutions, Inc., a Georgia corporation (“AGS”), Creative Realities, Inc., a Minnesota corporation (“CRI”), and Reflect Systems, Inc., a Delaware corporation (“RS”) each with address of 13100 Magisterial Drive, Suite 102, Louisville, Kentucky 40223 (AGS, CRI and RS, collectively, the “Borrowers”, and each a “Borrower”).

RECITALS:

WHEREAS, the Borrowers and the Bank are parties to that certain Credit Agreement dated effective as of May 23, 2024 (as amended, the “Original Loan Agreement”); and

WHEREAS, the Borrowers and the Bank desire to amend the Original Loan Agreement to adjust certain covenants as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    AMENDMENT TO FINANCIAL COVENANTS. Effective as of the Effective Date, Section 5.03(b) of the Original Loan Agreement is hereby amended and restated to read as follows:

“(b)         Senior Funded Debt to EBITDA Ratio. Borrowers and their Subsidiaries, on a consolidated basis, shall maintain a Senior Funded Debt to EBITDA Ratio less than: (a) 4.00 to 1.00 from March 31, 2025 through and including June 30, 2025 and (b) 3.75 to 1.00 from and after September 30, 2025, all determined as of the last day of each fiscal quarter of Borrowers for the rolling four (4) fiscal quarter period ending on such day.”

2.    RELATED AMENDMENTS TO ORIGINAL LOAN AGREEMENT AND LOAN DOCUMENTS. The Original Loan Agreement and the existing Loan Documents and the definitions contained therein are hereby further amended as follows:

a)    All references to “Loan Agreement” shall mean the Original Loan Agreement, as amended by this Amendment; and

b)    All references to “Loan Documents” shall mean all Loan Documents existing as of the Effective Date, including this Amendment.

3.    DOCUMENTS REQUIRED AS A CONDITION PRECEDENT TO BANK’S OBLIGATIONS. Bank shall have no obligation under this Amendment unless and until Bank has received all of the following documents, duly executed and in form satisfactory to Bank:

a)    This Amendment; and

b)    The amendments to such other documents or instruments as Bank may reasonably require.

4.    REPRESENTATIONS AND WARRANTIES. Borrowers jointly and severally reaffirm as of the Effective Date all representations and warranties contained in the Original Loan Agreement, each of which shall be deemed to be continuing warranties and representations until such time as all Debt evidenced by the Original Loan Agreement and the other Loan Documents, as hereby amended, shall have been paid in full and Borrowers have no further liability to Bank.

5.    COVENANTS. Borrowers agree that all covenants contained in the Original Loan Agreement and the other Loan Documents, as hereby amended, are and hereafter shall be binding upon Borrowers until such time as all Debt evidenced by the Original Loan Agreement and the other Loan Documents, as hereby amended, shall have been paid in full and Borrowers have no further liability to Bank, unless otherwise consented to in writing by Bank.

6.    NO DEFENSES OR SETOFFS; RELEASE. Each Borrower acknowledges and agrees that: (a) such Borrower has no claim or cause of action against Bank (or any of Bank’s directors, officers, employees, or agents) relating to the Obligations; (b) such Borrower has no offset right, counterclaim, or defense of any kind against enforcement of, or relating to, any of the Obligations; and (c) Bank has heretofore properly performed and satisfied in a timely manner all of Bank’s obligations to each Borrower. Bank desires, and each Borrower agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of Bank’s rights, interests, collateral, security, or remedies. Therefore, each Borrower, on behalf of itself and all of its heirs, successors and assigns and any and all other entities and persons claiming rights through such Borrower, unconditionally releases, acquits, and forever discharges Bank and its affiliated entities and parties, and all of their current and former directors, officers, agents, employees, shareholders, and attorneys, and their successors and assigns (collectively, the “Dischargees”) from (i) any and all liabilities, obligations, duties, or indebtedness of any of the Dischargees to any and all Borrowers, whether known or unknown, arising prior to the last date any Borrower signs this Amendment, and (ii) any and all claims, offsets, causes of action, suits, or defenses, whether known or unknown, which any Borrower might otherwise have against any of the Dischargees on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind which existed, arose or occurred at any time prior to the last date any Borrower signs this Amendment. This provision shall survive any termination of the Loan Agreement and the repayment of the Obligations.

7.    GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the substantive law of the State of Indiana without regard to its conflict of law principles.

8.    COUNTERPART EXECUTION. This Amendment may be executed by original or electronic signature (which electronic signature shall be binding and enforceable the same as if original) in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by Borrowers and Bank. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.

9.    FUTURE NEGOTIATIONS. Each Borrower acknowledges and agrees that (i) the Bank has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the Note, or any modification, amendment, restructuring or reinstatement of the other Loan Documents; (ii) that if there are any future discussions among the Bank and either Borrower concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Note, the other Loan Documents, the Collateral or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced in writing and signed by authorized representatives of the parties to be bound, and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.

10.  FEES AND EXPENSES OF BANK. Pursuant to Section 8.03 of the Original Loan Agreement, Borrowers agree to pay, or cause to be paid, and save Bank harmless against liability for the payment of, all reasonable out-of-pocket expenses, including reasonable and documented counsel and attorneys fees, incurred by Bank relating to the negotiation, preparation and administration of this Amendment and such other fees and expenses contemplated by the Original Loan Agreement.

11.  JURY WAIVER. SUBJECT TO SECTION 8.09 OF THE ORIGINAL LOAN AGREEMENT, IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING HEREUNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS PROVISION SHALL SURVIVE ANY TERMINATION OF THE LOAN AGREEMENT AND THE REPAYMENT OF THE OBLIGATIONS.

12.  LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein or in the other documents executed in connection with this Amendment, the terms and conditions of the Original Loan Agreement, the Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon each Borrower and Bank.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Effective Date.

“Bank”

First Merchants Bank

By:	/s/ James M. Stehlik
Name:	James M. Stehlik
Its:	First Vice President

“Borrowers”

Allure Global Solutions, Inc. a Georgia corporation

By:	/s/ Ryan Mudd
Ryan Mudd, Interim Chief Financial Officer

Creative Realities, Inc. a Minnesota corporation

By:	/s/ Ryan Mudd
Ryan Mudd, Interim Chief Financial Officer

Reflect Systems, Inc. a Delaware corporation

By:	/s/ Ryan Mudd
Ryan Mudd, Interim Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]